HOMEGOLD, INC.

                   AMENDED AND RESTATED FORBEARANCE AGREEMENT



Household Commercial Financial Services, Inc.
Wood Dale, Illinois 60191

Gentlemen:

         Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of June 11, 2001, as heretofore amended pursuant to that certain letter agreement (the "Original Forbearance Agreement") (such Credit Agreement as so amended being hereinafter referred to as the "Credit Agreement") between the undersigned, Homegold, Inc., a South Carolina corporation (the "Borrower"), and you (the "Lender"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Borrower has requested that the Lender (i) terminate its Commitment to make additional Loans under the Credit Agreement but consider, on a discretionary basis, extending additional Loans thereunder, (ii) extend its agreement to forbear from accelerating the Loans pursuant to the Original Forbearance Agreement on account of existing Events of Defaults and (iii) for the sake of convenience and clarity, amend and restate the Original Forbearance Agreement in its entirety, and the Lender is willing to do so under the terms and conditions set forth in this Agreement. Borrower and Lender hereby agree to amend and restate the Original Forbearance Agreement in its entirety to read as follows:

1.       FORBEARANCE.

         Events of Default have occurred and are continuing under Section 8.1(b) of the Credit Agreement as a result of the Borrower's non-compliance with the covenants contained in Sections 7.5(a), 7.5(b) and 7.16 of the Credit Agreement (the "Existing Events of Default").

         As a result of the Existing Events of Default, Lender is no longer obligated to make Loans to Borrower and is also entitled to accelerate payment of all Loans and to exercise certain other rights and remedies specified in the Credit Agreement and the other Loan Documents.

         As an accommodation to Borrower, while not waiving any Existing Events of Default, but subject to compliance by Borrower with the terms and conditions hereinafter set forth, Lender hereby agrees to forbear from exercising its rights to accelerate the outstanding Loans through the date occurring 30 days following receipt by Borrower from Lender of a notice of termination of the forbearance period (the "Forbearance Expiry Date") subject to compliance by the Borrower with the terms and conditions of the Credit Agreement and this Forbearance Agreement.

         As a result of the Existing Events of Default, Lender hereby terminates its Commitment to extend additional Loans to the Borrower effective immediately. Lender may, in its sole and absolute discretion, on a case-by-case basis, consider extending additional Loans to Borrower which, if made at all, will be subject to the terms and conditions of the Credit Agreement and this Forbearance Agreement and such other terms as Lender may from time to time establish. In no event will such discretionary Loans exceed $15,000,000 at any one time outstanding. All Loans, whether outstanding as of the date hereof or constituting discretionary Loans made pursuant hereto shall be due and payable in full, together with interest and fees owing in connection therewith, on the Forbearance Expiry Date.

         Additionally, Borrower and Lender hereby agree:

                  a. Borrower agrees to at all times maintain cash collateral in the amount of not less than $1,500,000 (such amount to be held in the Remittance Account or otherwise in a manner acceptable to Lender), it being understood and agreed that Lender may, at any time, apply such cash collateral in payment of the Obligations whether or not the Borrower is in compliance with the terms hereof or of the Loan Documents;

                  b. Borrower agrees to immediately pay off any Loan(s) if

                      (i) Any Loan made against a Mortgage Loan that has been included in the Borrowing Base for more than forty five (45) days or has otherwise ceased to constitute Eligible Mortgage Loan. Lender will first use all amounts on deposit in the Remittance Account in excess of $1,500,000 (unless other cash collateral in such amount has been acceptably provided to Lender), and if sufficient funds are not available, require the Borrower to wire funds to payoff such Loans.

                       (ii) The Loan is supported by a Mortgage  Loan which does
                  not otherwise constitute an Eligible Mortgage Loan as defined in the Credit Agreement, including, without limitation, the failure to provide the instruments and documents required by clause (xxi) of the definition of such term.


                  c. Subject to Borrower's compliance of all of the above terms and conditions, Lender will settle the warehouse line and send any excess amounts on deposit in the Remittance Account (i.e. over and above the $1,500,000 cash collateral balance unless other arrangements for cash collateral are in place) on or about the 5th business day of each month.

                  d. Following a complete and ordinary liquidation of the warehouse line including payment in full of all obligations owing to Lender, Lender will release its mortgage on the Greeenville property.

Notwithstanding anything contained herein to the contrary, in the event any Event of Default (other than the Existing Events of Default) shall occur or exist or otherwise shall become known to Lender, whether occurring prior to, on or after the date hereof, Lender shall be entitled to exercise all or any of its rights and remedies under the Credit Agreement, the Loan Documents and applicable law.

         This agreement shall not establish a custom or course of dealing and does not waive, limit or postpone any of Borrower's obligations under the Credit Agreement, any of the Loan Documents or otherwise, and any discussions (written or oral) which have occurred or which may hereafter occur are not, and shall not be deemed to be, a waiver, limitation or postponement of any of Lender's rights and remedies under the Credit Agreement, any of the Loan Documents or applicable law, all of which rights and remedies are expressly reserved. This agreement shall not become effective until the conditions precedent set forth in Section 2 hereof have been satisfied. This agreement shall expire on the Forbearance Expiry Date at which time all terms and conditions of the Credit Agreement shall apply without giving effect to the forbearance provided for herein and Lender shall be entitled to exercise all rights and remedies available to it on account of any Event of Default, whether existing as of the date hereof, the date of the Forbearance Agreement or otherwise.

2.       CONDITIONS PRECEDENT.

         The effectiveness of this Agreement is subject to the satisfaction of all of the following conditions precedent:


          2.1 The Borrower and the Lender shall have executed and delivered this Agreement.

          2.2 The Corporate Guarantors and Ronald J. Sheppard shall have consented hereto in the space provided for such purpose below.

          2.3 Legal matters incident to the execution and delivery of this Agreement shall be satisfactory to the Lender and its counsel.

          2.4 The Lender shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Agreement to the extent the Lender or its counsel may reasonably request.

3.       REPRESENTATIONS.

         In order to induce the Lender to execute and deliver this Agreement, the Borrower hereby represents to the Lender that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Lender) and except for the Existing Events of Default, the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect hereof.

4.        MISCELLANEOUS.

          4.1 The Borrower and the Corporate Guarantors have heretofore executed and delivered to the Lender that certain Security Agreement dated as of May 2, 2000 (the "Security Agreement"). The Borrower hereby, and the Corporate Guarantors by their consent hereto in the space provided for that purpose below, each acknowledges and agrees that, notwithstanding the execution and delivery of this Agreement, the Security Agreement remains in full force and effect and the rights and remedies of the Lender thereunder, the obligations of the Borrower and Corporate Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Agreement.

           4.2 The Credit Agreement shall continue in full force and effect in accordance with its original terms.

           4.3 The Borrower agrees to pay on demand all costs and expenses of or incurred by the Lender in connection with the negotiation, preparation, execution and delivery of this Agreement, including the fees and expenses of counsel for the Lender.

            4.4 This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Agreement shall be governed by the internal laws of the State of Illinois.

         Dated as of November 30, 2001.


                                 HOMEGOLD, INC.


                                 By:   /s/  Forrest E. Ferrell
                                      ---------------------------------------
                                 Name:  Forrest E. Ferrell
                                 Its:   President


         Accepted and agreed to in Wood Dale, Illinois as of the date and year last above written.

                                 HOUSEHOLD COMMERCIAL FINANCIAL SERVICES, INC.


                                 By:   /s/ Loren J. Morris
                                      ---------------------------------------
                                 Name:  Loren J. Morris
                                 Its:   Vice President

CONSENT


         A. CORPORATE GUARANTORS. The undersigned have heretofore executed and delivered to the Lender (i) a Guaranty dated May 2, 2000 (the "Guaranty") and
(ii) a Security Agreement dated May 2, 2000 (the "Security Agreement"). Each of the undersigned hereby consents to the Agreement set forth above and confirms that the Guaranty and the Security Agreement remain in full force and effect in accordance with the terms thereof. Each of the undersigned further agrees that the consent of the undersigned to any further modifications to the Forbearance Agreement or to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty or Security Agreement.


                      HOMEGOLD FINANCIAL, INC.


                      By:  /s/ Forrest E. Ferrell
                          --------------------------------------
                      Name: Forrest E. Ferrell
                      Its:  President

                      CAROLINA INVESTORS, INC.


                      By:  /s/ Kevin G. Martin
                          --------------------------------------
                      Name: Kevin G. Martin
                      Its:  Secretary

                      PREMIER FINANCIAL SERVICES INC.


                      By:  /s/ Forrest E. Ferrell
                          --------------------------------------
                      Name: Forrest E. Ferrell
                      Its:  President

                      LOAN PROS, INC.


                      By:  /s/ Forrest E. Ferrell
                          --------------------------------------
                      Name: Forrest E. Ferrell
                      Its:  President

                      EMERGENT BUSINESS CAPITAL ASSET BASED LENDING, INC.


                      By:  /s/ Forrest E. Ferrell
                          --------------------------------------
                      Name: Forrest E. Ferrell
                      Its:  President

                      REEDY RIVER VENTURES, LP.

                      By:   HomeGold Financial, Inc.
                            its Corporate General Partner

                      By:  /s/ Forrest E. Ferrell
                          --------------------------------------
                      Name: Forrest E. Ferrell
                      Its:  President

                      EMERGENT SBIC, INC.


                      By: /s/ Forrest E. Ferrell
                         ---------------------------------------
                      Name: Forrest E. Ferrell
                      Its:  President

                      EMERGENT COMMERCIAL MORTGAGE, INC.


                      By: /s/ Forrest E. Ferrell
                         ---------------------------------------
                      Name: Forrest E. Ferrell
                      Its:  President

                      EMERGENT BUSINESS CAPITAL, INC.


                      By: /s/ Forrest E. Ferrell
                         ---------------------------------------
                      Name: Forrest E. Ferrell
                      Its:  President

                      EMERGENT INSURANCE AGENCY CORP.


                      By: /s/ Forrest E. Ferrell
                         ---------------------------------------
                      Name: Forrest E. Ferrell
                      Its:  President

                      EMERGENT MORTGAGE CORP. OF TENNESSEE


                      By: /s/ Forrest E. Ferrell
                         ---------------------------------------
                      Name: Forrest E. Ferrell
                      Its:  President


                      HOMEGOLD REALTY, INC.

                      By: /s/ Forrest E. Ferrell
                          --------------------------------------
                      Name: Forrest E. Ferrell
                      Its:  President



          B. INDIVIDUAL GUARANTOR. The undersigned has heretofore executed and delivered to the Lender a Guaranty dated October 25, 2001 (the "Guaranty"). The undersigned hereby consents to the Agreement set forth above and confirms that the Guaranty remains in full force and effect in accordance with the terms thereof. The undersigned further agrees that at the consent of the undersigned to any further modifications to the Forbearance Agreement or to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty.


                       /s/ Ronald J. Sheppard
                       -----------------------------------------
                       RONALD J. SHEPPARD